Regency Energy Partners
Presentation to Investors
June 17, 2010



REGENCY
ENERGY PARTNERS

Forward Looking Statements

Certain matters discussed in this press release include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions, current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include these transactions may not be consummated or the benefits contemplated there under achieved. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency Overview



Regency is a Full-Service Midstream Provider

- From the wellhead to market, Regency offers a full range of midstream natural gas services, including gathering and processing, contract compression, transportation and marketing of natural gas and natural gas liquids
  - Diversification of business segments provides multiple earnings streams and reduces business risk
  - Integration of midstream and contract compression segments increases operational efficiencies


Gathering and Dehydration
Compression
Treating and Processing
Transmission Lines
Mixed NGLs
Natural Gas Markets
Marketable NGL Products

Regency Asset Overview

Regency Asset Map


CO
KS
OK
AR
TX
LA
MS
AL
PA
MAP LEGEND
Contract Compression Operating Base
Regency Gas System
Midcontinent Express Pipeline
Regency Regional Offices
Regency Corporate Headquarters – Dallas
Regency Gas Treating/ Processing Facility

Asset Summary [1]

Gathering Pipeline	5,595 miles
Treating/Processing Plants	9
Intrastate Pipeline[2]	450 miles
Interstate Pipeline[3]	517 miles
Contract Compression (HP)[4]	759,704

1 All numbers as of 3/31/2010, except for Interstate Pipeline which is as of 5/26/2010 following the close of MEP transaction
2 Via Haynesville Joint Venture, in which Regency has an approximate 49.99% interest
3 Via MEP Joint Venture, in which Regency has a 49.9% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Third-party revenue generating horsepower

What Differentiates Regency

What Differentiates Regency

- Strong sponsor in Energy Transfer Equity, which supports Regency's objective of reaching investment grade metrics and growing distributable cash flow
- Core operations in five of the major shale plays in the United States[1]
- Stable, fee-based margins will comprise approximately 77% of Regency's adjusted total segment margin in 2010
- Full-service midstream provider focused on customer retention
  - Leverage gathering and processing, transportation and compression assets to provide comprehensive solutions for customers
- Track record of consistently executing on growth strategy

Regency's mission is to create value for our investors and customers

1 The top five shale plays are comprised of the Haynesville, Eagle Ford, Marcellus, Barnett and Fayetteville Shales

Long-Term Goal: Investment Grade Metrics[1]

REGENCY ENERGY PARTNERS

- Regency believes achieving investment grade metrics will provide us access to the lowest cost of capital, thereby enabling us to continue to execute on our growth strategy

Obtain Scale in Business Segments	Improve Business Mix	Enhance Financial Strength	Management Execution
• Optimize existing assets and market position • Manage costs to help maximize the value of current asset base • Develop and implement complementary organic growth projects to expand midstream presence • Address producer demand to position us for future growth	• Constantly manage contract quality and increasingly add fee-based assets • Maintain a solid hedging program to mitigate impact of fluctuations in commodity prices • Optimize profitability of existing assets by controlling and reducing operating costs • Realize synergies across business segments and regions	• Strengthen balance sheet and ensure sufficient liquidity to allow for financial flexibility to pursue growth opportunities • Optimize the growth of cash flow while taking into account the stability of capital markets • Conservatively finance acquisitions and growth projects	• Maintain clear goals and objectives at all levels of the organization • Uphold supportive strategic planning and performance management processes • Consistently deliver on goals and optimize our return on invested capital • Build and maintain strong customer relationships
Achieve $375 - 400 million of total adjusted EBITDA	Increase fee-based business to 80% of adjusted segment margin	Target 4.0x debt/EBITDA	Relentless Focus On Execution

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Key Accomplishments

REGENCY ENERGY PARTNERS

Objective	Recent Accomplishments
Obtain Scale	▶ Adjusted EBITDA of $142 million in 2007 ▶ Adjusted EBITDA guidance of $310-$340 million in 2010[1]
Improve Business Mix	▶ Fee-based margins of 42% in 2007 ▶ Estimated fee-based margins of 77% in 2010
Enhance Financial Strength	▶ Both rating agencies have placed Regency on positive outlook ▶ Demonstrated access to capital in volatile markets
Management Execution	▶ Compression business outperformed in challenging 2009 operating environment ▶ Completed Haynesville Expansion Project under budget

1 Includes partial year contribution for MEP acquisition and increased ownership interest in Haynesville Joint Venture

History of Growth[1]

Step-Out Acquisitions		Bolt-On Acquisitions		Organic Growth[2]		Total
$1,646 million	+	$300 million	+	$1,436 million	=	$3,382 million

Step-Out Acquisitions

TexStar	$349
CDM Resource Management	$698
Midcontinent Express Pipeline[3]	$599

Bolt-On Acquisitions

Pueblo Midstream	$64
Nexus Gas Holding	$89
Front Street Hugoton	$147

Organic Growth[2]

2005	$176
2006	$122
2007	$78
2008	$355
2009	$705

Regency plans to continue our solid track record of growth through potential acquisitions and organic growth projects

1 Post Regency's initial public offering in February 2006
2 Organic Growth assumes 100% ownership of Transportation business
3 Via 49.9% ownership interest in MEP Joint Venture

Concluding Thoughts

REGENCY ENERGY PARTNERS

- Regency's total return to unitholders over the last twelve months was 82%[1]



Regency Twelve Month Performance
Regency Dividend Yield (%)
16%
14%
12%
10%
8%
6%
Regency Unit Price ($/unit)
$26
$22
$18
$14
$10
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Regency Dividend Yield
Regency Unit Price

- Regency has maintained its distribution at $0.445 per common unit for each of the last eight quarters

1 Total return calculation is based on closing share price on June 15, 2009 and June 15, 2010 of $13.80 and $23.34, respectively, and annual dividend of $1.78

Q&A



Appendix



Non-GAAP Reconciliation

$ in thousands	Year Ended December 31, 2007	
Net (loss) income	$	(13,531)
Add (deduct):		
Interest expense, net		52,016
Depreciation and amortization		55,074
Income tax expense (benefit)		931
EBITDA (1) (2)	$	94,490
Add (deduct):		
Non-cash loss (gain) from derivatives		11,500
Loss (gain) on asset sales, net		1,522
Loss on debt refinancing		21,200
Other expense, net		13,522
Adjusted EBITDA	$	142,234

(1) Earnings before interest, taxes, depreciation and amortization.
(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

Non-GAAP Reconciliation (2010 Guidance)

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 65,000	$ 85,000
Add:		
Depreciation and amortization	120,000	120,000
Interest Expense	75,000	80,000
EBITDA at JV in excess of Net Income	50,000	55,000
Adjusted EBITDA	**$ 310,000**	**$ 340,000**